AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
January 2016

For the month of January 2016, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.73% and a net return of 1.69%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.38% for the month.

January gross relative performance: 0.35%

Performance for periods ended January 31, 2016 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.73%	1.44%	2.77%	4.07%	5.18%
HIT Total Net Rate of Return	1.69%	1.00%	2.33%	3.62%	4.73%
Barclays Capital Aggregate Bond Index	1.38%	(0.16%)	2.14%	3.51%	4.66%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month- end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

Positive contributions to the HIT's performance included:

●	The HIT's ongoing yield advantage over the Barclays Aggregate.

●	Poor performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, with excess returns of -215 basis points (bps). The HIT does not invest in corporate bonds, whereas the sector comprised 24.1% of the index as of January 31, 2016.

●	The portfolio's overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -18, -80, -152, and -278 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to 72% for the Barclays Aggregate at the end of January.

●	Weak performance by agency single family mortgage-backed securities (RMBS), the second worst performing major sector in the index with excess returns of -39 bps. The HIT is underweight to this sector with a 23.0% allocation versus 28.5% in the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                    January 2016 Performance Commentary

Negative contributions to the HIT's performance included:

●	Mildly weak performance by agency multifamily mortgage-backed securities as spreads to Treasuries widened slightly. Spreads widened by approximately 1 bp on FHA/Ginnie Mae multifamily permanent loan and construction/permanent loan certificates. Fannie Mae DUS spreads also widened across most structures. The benchmark Fannie Mae 10/9.5 spreads increased by approximately 1 bp. The HIT had 22.0% invested in DUS securities of various structures at the end of January.

●	The portfolio's relative short duration as interest rates fell across the curve. Two-, 5-, 10-, and 30-year Treasury rates declined by 27, 43, 35, and 27 bps, respectively. Countering this to some extent was the portfolio's overweight to spread products, as swap spreads to Treasuries tightened. Two-, 5-, and 10-year swap spreads tightened by 5, 1, and 4 bps, respectively.

January 2016 Sector Performance

Sector	Absolute	Excess Return	Modified Adjusted
	Return	(bps)	Duration

U.S. Treasuries	2.13%	0	6.01
Agencies	1.15%	-32	3.96
Single family agency MBS (RMBS)	1.30%	-39	3.44
Corporates	0.35%	-215	7.05
Commercial MBS (CMBS)	1.51%	-54	5.06
Asset-backed securities (ABS)	1.02%	21	2.32
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/15	01/31/16	Change
1 Month	0.125%	0.221%	0.097%
3 Month	0.165%	0.313%	0.148%
6 Month	0.476%	0.428%	-0.048%
1 Year	0.600%	0.451%	-0.148%
2 Year	1.050%	0.776%	-0.274%
3 Year	1.308%	0.968%	-0.341%
5 Year	1.761%	1.329%	-0.432%
7 Year	2.092%	1.668%	-0.424%
10 Year	2.270%	1.922%	-0.349%
30 Year	3.016%	2.744%	-0.272%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.